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                                                                   Exhibit 10.23

                                                                  EXECUTION COPY

                            HOLDINGS PLEDGE AGREEMENT

         HOLDINGS PLEDGE AGREEMENT ("Pledge Agreement") dated March 23, 2004 by and between TEAM HEALTH HOLDINGS, L.L.C., a Delaware limited liability company, having an office at the address set forth on the signature page hereof (the "Pledgor") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the Lenders from time to time party to the Credit Agreement described below.

                             PRELIMINARY STATEMENTS

         (1) Team Health, Inc., a Tennessee corporation, having an office at 1900 Winston Road, Suite 300, Knoxville, Tennessee 31919 (the "Borrower"), has entered into a Credit Agreement, dated as of even date herewith (as it may hereafter be amended, restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Credit Agreement), among the Lenders party thereto, the Guarantors party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

         (2) As of the date hereof, the Pledgor is the owner of 9,289,273 shares of the Borrower's common Capital Stock, no par value (the "Pledged Stock"), which is 92.7 % of the issued and outstanding shares of Capital Stock of the Borrower.

         (3) Pursuant to Article IV of the Credit Agreement, the Pledgor has guaranteed, on a limited basis, to the Lenders and the Administrative Agent the full payment and performance by the Borrower of all of the Borrower's Obligations under the Credit Agreement and the other Loan Documents (such guaranty by Pledgor, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Holdings Guaranty").

         (4) It is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue (or participate in) Letters of Credit under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW THEREFORE, in consideration of the premises and in order to induce the Lenders to make their respective Loans and to issue (or participate in) Letters of Credit under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Lenders, as follows:

         1.       Certain Definitions:

                  (a) The term "Pledged Stock" as used herein shall mean and include the shares of Common Stock of the Borrower referred to in Preliminary Statement (2) above, and, also, any shares, stock certificates, options or rights issued by the Borrower as an

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         addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

                  (b) The term "Secured Obligations" as used herein shall mean all of the Obligations, now existing or hereafter arising pursuant to the Loan Documents and owing from any Loan Party to any Lender or the Administrative Agent, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Swap Contracts permitted under Section 8.02(c)(v) of the Credit Agreement and/or Treasury Management Agreements between any Loan Party and any Lender or any Affiliate of a Lender and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

                  (c) The term "Lenders" as used herein shall include any Affiliate of any Lender which has entered into a Swap Contract permitted under Section 8.02(c)(v) of the Credit Agreement and/or a Treasury Management Agreement with any Loan Party.

         2. (a) As collateral security for the due payment and performance of the Secured Obligations, the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Administrative Agent, on behalf of the Lenders, as collateral security, all the Pledged Stock, and hereby grants to the Administrative Agent, on behalf of the Lenders, a first security interest in all the Pledged Stock and in any and all proceeds thereof and substitutions therefor.

                  (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the agent for the Administrative Agent, shall hold them in trust for the Administrative Agent, and shall deliver them forthwith to the Administrative Agent in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank, to be held by the Administrative Agent, subject to the terms hereof, as further collateral security for the Secured Obligations.

                  (c) Any or all shares of the Pledged Stock held by the Administrative Agent hereunder may, at the option of the Administrative Agent or its nominee be registered in the name of the Administrative Agent or nominee. The Administrative Agent or its nominee may, upon prior written notice to the Pledgor, after the occurrence and during the continuation of any Event of Default, exercise all voting and corporate rights at any meeting of the shareholders of the Borrower including, without limitation, the right to amend the by-laws, to remove the directors, with or without cause, and to nominate and elect successor directors, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or

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         upon the exercise by any such issuer of any right, privilege or option pertaining to any shares of the Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (d) Upon prior written notice to the Pledgor, in the event of the occurrence and continuation of any Event of Default, the Administrative Agent shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to the Administrative Agent to be held by the Administrative Agent as additional security hereunder until applied to the Secured Obligations.

                  (e) In the event of the occurrence and continuation of any Event of Default, the Administrative Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Administrative Agent or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

                  (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

                           (i) First, to the costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Administrative Agent hereunder, including reasonable attorneys' fees and legal expenses;

                           (ii) Second, to the satisfaction of the Secured Obligations in accordance with Section 9.03 of the Credit Agreement;

                           (iii) Third, to the payment of any other amounts required by applicable law; and

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                           (iv)     Fourth, to the Pledgor to the extent of the
                  surplus proceeds, if any.

                  (g)      The Administrative Agent need not give more than five
         (5) Business Days' notice to the Pledgor of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

                  (h) The Pledgor hereby grants to the Administrative Agent full power, without notice to the Pledgor, and without in any way affecting the obligations of the Pledgor hereunder, to deal in any manner with the Borrower or the Secured Obligations or the collateral (other than the Pledged Stock, as to which the other provisions of this Pledge Agreement shall govern) securing any of the Secured Obligations (hereinafter called the "Collateral") and the Pledgor hereby irrevocably waives to the fullest extent permitted by applicable law any defenses it may now or hereafter have in any way relating to, any or all of the following: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other obligations of any other Loan Party under the Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise; (iii) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Secured Obligations; (iv) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other obligations of any other Loan Party under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries; (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; (vi) any failure of the Administrative Agent or any Lender to disclose to the Borrower or the Pledgor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to the Administrative Agent or any Lender (the Pledgor waiving any duty on the part of the Administrative Agent or the Lenders to disclose such information); or (vii) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, the Borrower, the Pledgor or any other guarantor or surety (other than payment). The Pledgor hereby waives presentment, demand for payment, protest and notice of dishonor or nonpayment of or with respect to the Secured Obligations. The obligations of the Pledgor under this Pledge Agreement are independent of the Secured Obligations of the Borrower or of any other obligations of any Loan Party or pledgor under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Pledge Agreement, without joining the Borrower, any Loan Party or any other pledgor under the Loan Documents. The Administrative Agent may enforce its rights and remedies under this Pledge Agreement

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         without being obligated to resort first to the Borrower or the
         Collateral or to any other security or to any other remedy or remedies and may pursue all or any of its remedies at one or at different times.

                  (i) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Administrative Agent is legally entitled, the Pledgor will not be liable for any deficiency.

         3.       The Pledgor represents and warrants that:

                  (a) The Pledged Stock is owned directly and beneficially and of record by the Pledgor, has been duly authorized and validly issued and is fully paid and non-assessable;

                  (b) All of the shares of the Pledged Stock are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such shares or the proceeds thereof, except for the security interest granted to the Administrative Agent hereunder, Permitted Liens and unperfected Liens under Section 8.01(g) of the Credit Agreement; and

                  (c) Upon delivery of the Pledged Stock to the Administrative Agent for the benefit of the Lenders, this Pledge Agreement creates and grants a valid first lien on and perfected security interest in the shares of the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor that would include the Pledged Stock.

         4.       (a)      Except as expressly permitted by the Credit
Agreement, the Pledgor hereby covenants that so long as this Pledge Agreement shall be in effect, in whole or in part, the Pledgor will not:

                           (i) sell, convey or otherwise dispose of any shares of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby, except for the security interest granted to the Administrative Agent hereunder, Permitted Liens and unperfected Liens under Section 8.01(g) of the Credit Agreement unless any such sale, conveyance or disposition is subject to this Pledge Agreement; or

                           (ii) consent to or approve the issuance of any additional shares of any class of the issuer of the Pledged Stock.

                  (b) The Pledgor warrants and will defend the Administrative Agent's right, title, special property and security interest in and to the Pledged Stock against the claims of any Person.

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         5.       The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Administrative Agent has no obligation to delay sale of any such securities for the period of lime necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933.

         6. The Pledgor shall at any time and from time to time upon the written request of the Administrative Agent execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Administrative Agent on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A hereto.

         7.       (a)      Beyond the exercise of reasonable care to assure the
safe custody of the Pledged Stock while held hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor or in accordance with the Pledgor's instructions.

                  (b) No course of dealing between the Pledgor and the Administrative Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) The rights and remedies herein provided are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

                  (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction,

         8. All notices and other communications pursuant to this Pledge Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by

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registered or certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

                  (a)      If to the Pledgor:

                           Team Health Holdings, L.L.C.
                           do Madison Dearborn Partners
                           Three Bank One Plaza
                           Suite 3800
                           Chicago, Illinois 60602
                           Attention: Nick Alexos
                           Telephone No.: (312) 895-1260
                           Facsimile No.: (312) 895-1256

                           with copies to:

                           Cornerstone Equity Investors
                           717 Fifth Avenue
                           Suite 1100
                           New York, New York 10022
                           Attention: Dana O'Brien
                           Telephone No.: (212) 753-0901
                           Facsimile No.: (212) 826-6798

                           and

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Attention: Sanford Perl; Andrew Kaufman
                           Telephone No.: (312) 861-2291
                           Facsimile No.: (312) 861-2200

                  (b)      if to the Administrative Agent:

                           Bank of America, N.A.
                           CA5-701-05-19
                           1455 Market Street
                           San Francisco, CA 94103
                           Attention: Aamir Saleem
                           Telephone No.: (415 ) 436-2769
                           Facsimile No.: (415) 503-5089

         9. Any notice or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at its telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified

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above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

         10. This Pledge Agreement shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of the Administrative Agent and its successors for the benefit of the Administrative Agent and the ratable benefit of the Lenders, and their respective successors and assigns.

         11. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, ANY CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE. LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401).

         12. The Pledgor's obligations under this Pledge Agreement are limited to the Pledgor's interest in the Pledged Stock, and notwithstanding any other provision herein contained, the Administrative Agent shall have no remedy against the Pledgor other than to realize upon the security interest in, pledge of and assignment of the Pledged Stock provided for herein.

         13. Upon the latest of (i) the indefeasible payment in full in cash of the Secured Obligations (other than contingent indemnification obligations) and the termination of the Commitments under the Credit Agreement,
(ii) the expiration, termination or cancellation of all of the Letters of Credit and (iii) the Maturity Date, the pledge by the Pledgor hereby shall terminate and all rights to the Pledged Stock shall revert to the Pledgor. Upon any such termination, the Administrative Agent will, at the Pledgor's expense, execute and deliver to the Pledger such documents as the Pledgor shall reasonably request to evidence such termination.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

                                      TEAM HEALTH HOLDINGS, L.L.C.

                                      By:     /s/ Robert Abramowski
                                              ---------------------

                                      Name:   Robert Abramowski

                                      Title:  Executive Vice President


                                      Address:  c/o Madison Dearborn Partners
                                                Three Bank One Plaza
                                                Suite 3800
                                                Chicago, Illinois 60602

                                      BANK OF AMERICA, N.A.
                                      as Administrative Agent

                                      By:     /s/ Aamir Saleem
                                              ----------------

                                      Name:   Aamir Saleem

                                      Title:  Vice President


                                      Address:  Bank of America, N.A.
                                                CA5-701-05-19
                                                1455 Market Street
                                                San Francisco, CA 94103
                                                Attention: Aamir Saleem

                                                               SIGNATURE PAGE TO
                                                       HOLDINGS PLEDGE AGREEMENT
                                                               TEAM HEALTH, INC.
                                                                      MARCH 2004
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                                    EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT

                                IRREVOCABLE PROXY

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned does hereby make, constitute and appoint BANK OF AMERICA, as Administrative Agent (the "Administrative Agent"), and each of the Administrative Agent's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of the shares of Capital Stock (including Common Stock and Preferred Stock) of TEAM HEALTH, INC., a Tennessee corporation (hereinafter referred to as the "Corporation"), that the undersigned now or hereafter may own or hold, including, without limitation, the right, on its behalf to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

         This Proxy is given to the Administrative Agent and to its officers and employees in consideration of the credit to be extended to the Corporation by the Lenders described in a certain Pledge Agreement of even, date herewith between the undersigned and the Administrative Agent (pursuant to which the undersigned pledged the shares of Capital Stock referred to above to the Administrative Agent as pledgee) and in order to carry out the covenant of the undersigned contained in such Pledge Agreement, and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon the undersigned and its successors and assigns until the payment in full of all of the Secured Obligations (as defined in the aforesaid Pledge Agreement, but other than contingent indemnification obligations) and may be exercised only after the occurrence and during the continuation of an Event of Default under the Credit Agreement (as such terms are defined in the aforesaid Pledge Agreement).

         IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this ___ day of March, 2004.

                                    TEAM HEALTH HOLDINGS, L.L.C.

                                    By: ________________________________________
                                    Name: H. Lynn Massingale, M.D.
                                    Title: President and Chief Executive Officer